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                                                                   EXHIBIT 10.50

                                Sequenom, Inc.

                                1994 Stock Plan

     This 1994 Stock Plan (the "Plan") is intended to encourage ownership of Common Stock. $.001 par value (the "Stock") of Sequenom, Inc. (the "Company") by its directors, officers, employees and consultants ("Participants") so as to provide additional incentives to promote the success of the Company through the grant of Incentive Stock Options, Nonstatutory Stock Options (as such terms are defined in Section 3(a) below (collectively, "Options") and Restricted Stock (as such term is defined in Section 8 below).

     1.   Administration of the Plan.
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     The administration of the Plan shall be under the general supervision of the Board or Compensation Committee of the Board of Directors of the Company (the "Compensation Committee"). Within the limits of the Plan, the Compensation Committee shall determine the individuals to whom, and the times at which, Options or Restricted Stock shall be granted, and, in the case of Options, the type of Option to be granted, the duration of each Option, the price and method of payment for each Option and the time or times within which (during its term) all or portions of each Option may be exercised or, the case of Restricted Stock, the repurchase provisions of such Restricted Stock. The Compensation Committee may establish such rules as it deems necessary for the proper administration of the Plan, make such determinations and interpretations with respect to the Plan and Options and Restricted Stock granted under it as may be necessary or desirable and include such further provisions or conditions in Options and Restricted Stock granted under the Plan as it deems advisable. To the extent permitted by law, the Compensation Committee may delegate its authority under the Plan to a sub-committee of the Compensation Committee.

     2.   Shares Subject to the Plan.
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          (a)  Number and Type of Shares.  The aggregate number of shares of
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Stock of the Company which may be issued pursuant to Options or Restricted Stock granted under the Plan is 520,000 shares. In the event that the Compensation Committee in its discretion determines that any stock dividend, split-up, combination or reclassification of shares, recapitalization or other similar capital change affects the Stock such that adjustment is required in order to preserve the benefits or potential benefits of the Plan or any Option granted under the Plan, the maximum aggregate number and kind of shares or securities of the Company which may be issued under the Plan and as to which Options then outstanding shall be exercisable, and the option price of such Options or the repurchase price of Restricted Stock, shall be appropriately adjusted by the Compensation Committee (whose determination shall be conclusive) so that the proportionate number of shares or other securities as to which Options or Restricted Stock may be granted and the proportionate interest of holders of outstanding Options shall be maintained as before the occurrence of such event.

          (b)  Effect of Certain Transactions.  In the event of a consolidation
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or merger of the Company with another corporation, or the sale or exchange of all or substantially all of the assets of the Company, or a reorganization or liquidation of the Company, each holder of an
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outstanding Option shall be entitled to receive upon exercise and payment in accordance with the terms of the Option the same shares, securities or property as he would have been entitled to receive upon the occurrence of such event if he had been, immediately prior to such event, the holder of the number of shares of Stock purchasable under his Option: provided, however, that in lieu of the foregoing the Board of Directors of the Company (the "Board") may upon written notice to each holder of an outstanding Option provide that such Option shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised. In connection with such notice, the Board may in its discretion accelerate or waive any deferred exercise period.

          (c)  Restoration of Shares.  If any Option expires or is terminated
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unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, including without limitation the surrender of shares in payment of the Option exercise price or any tax obligation thereon, or if any shares of Restricted Stock are repurchased by the Company pursuant to the terms thereof, the shares subject to such Option or so surrendered or repurchased, as the case may be, to the extent of such expiration, termination, forfeiture, repurchase or decrease, shall again be available for granting Options or Restricted Stock under the Plan, subject, however, in the case of Incentive Stock Options, to any requirements under the Code (as defined below).

          (d)  Reservation of Shares.  The Company shall at all times while the
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Plan is in force reserve such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     3.   Grant of Options; Eligible Persons.
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          (a)  Types of Options.  Options shall be granted under the Plan either as incentive stock options ("Incentive Stock Options"), as defined in Section
422 of the Internal Revenue Code of 1986, as amended (the "Code") or as Options which do not meet the requirements of Section 422 ("Nonstatutory Stock
Options"). Options may be granted from time to time by the Compensation Committee, within the limits set forth in Sections 1 and 2 of the Plan, to all employees of thc Company or of any parent corporation or subsidiary corporation of the Company (as defined in Sections 424(e) and (f), respectively, of the Code), and, with regard to Nonstatutory Stock Options, to all consultants and directors of the Company.

          (b)  Date of Grant.  The date of grant for each Option shall be the
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date on which it is approved by the Compensation Committee, or such later date as the Compensation Committee may specify. No Options shall he granted hereunder after ten years from the date on which the Plan was approved by the Board.

          (c)  Automatic Awards. The Compensation Committee may provide for the
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automatic award of an Option upon the delivery of shares to the Company in payment of an Option for up to the number of shares so delivered.

     4.   Form of Options.
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     Options granted hereunder shall be evidenced by a writing delivered to the optionee specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Compensation Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles. The form of such Options may vary among optionees.

     5.   Option Price.
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     In the case of Incentive Stock Options, the price at which shares may from time to time be optioned shall be determined by the Compensation Committee, provided that such price shall not be less than the fair market value of the Stock on the date of granting as determined in good faith by the Compensation Committee; and provided further that no Incentive Stock Option shall be granted to any individual who is ineligible to be granted an Incentive Stock Option because his ownership of stock of the Company or its parent or subsidiary corporations exceeds the limitations set forth in Section 422(b)(6) of the Code unless such option price is at least 110% of the fair market value of the Stock on the date of grant.

     In the case of Nonstatutory Stock Options, the price at which shares may from time to time be optioned shall be determined by the Compensation Committee.

     The Compensation Committee may in its discretion permit the option price to be paid in whole or in part by a note or in installments or with shares of Stock of the Company or such other lawful consideration as the Compensation Committee may determine.

     6.   Term of Option and Dates of Exercise.
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          (a)  Exercisabillity.  The Compensation Committee shall determine the
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term of all Options, the time or times that Options are exercisable and whether they are exercisable in installments; provided, however, that the term of each non-statutory stock option granted under the Plan shall not exceed a period of eleven years from the date of its grant, provided that no Incentive Stock Option shall be granted to any individual who is ineligible to be granted such Option because his ownership of stock of the Company or its parent or subsidiary corporations exceeds the limitations set forth in Section 422(b)(6) of the Code unless the term of his Incentive Stock Option does not exceed a period of five years from the date of its grant. In the absence of such determination, the Option shall be exercisable at any time or from time to time, in whole or in part, during a period of ten years from the date of its grant or, in the case of an Incentive Stock Option, the maximum term of such Option.

          (b)  Effect of Disability, Death or Termination of Employment.  The
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Compensation Committee shall determine the effect of an Option of the disability, death, retirement or other termination of employment of an optionee and the extent to which, and during the period which, the optionee's estate, legal representative, guardian, or beneficiary on death may exercise rights thereunder. Any beneficiary on death shall be designated by the optionee, in the manner determined by the Compensation Committee, to exercise rights of the optionee in the case of the optionee's death.

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          (c)  Other Conditions.  The Compensation Committee may impose such
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conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

          (d)  Withholding.  The optionee shall pay to the Company, or make
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provision satisfactory to the Compensation Committee for payment of, any taxes required by law to be withheld in respect or any Options under the Plan no later than the date of the event creating the tax liability. In the Compensation Committee's discretion, such tax obligations may be paid in whole or in part in shares of Stock, including shares retained from the exercise of the Option creating the tax obligation, valued at the fair market value of the Stock on the date of delivery to the Company as determined in good faith by the Compensation Committee. The Company and any parent corporation or subsidiary corporation of the Company (as defined in Sections 424(e) and (f), respectively, of the Code) may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the optionee.

          (e)  Amendment of Options.  The Compensation Committee may amend,
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modify or terminate any outstanding Option, including substituting therefor another Option of the same or different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the optionee's consent to such action shall be required unless the Compensation Committee determines that the action, taking into account any related action, would not materially and adversely affect the optionee.

     7.   Non-Transferability of Options.
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     Options granted under the Plan shall not be transferrable by the holder thereof otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the holder's lifetime, only by him or her.

     8.   Restricted Stock.
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          (a)  Subject to the provisions of the Plan, the Committee may award shares of Stock subject to the Company's right to repurchase such shares ("Restricted Stock"). The Committee shall determine the duration of the period of time (the "Restricted Period") during which, and the price at which and other the conditions under which, the shares may be repurchased by the Company and other terms and conditions of such grants. Shares of Restricted Stock may be issued without cash consideration or for such consideration as may be determined by the Committee.

          (b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the holder and if requested by the Committee, shall be deposited by the holder, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant had died, to the Participant's designated beneficiary.

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          (c)  Each recipient of Restricted Stock shall enter into a Restricted
Stock Purchase Agreement with the Company which shall specify the terms and conditions of such grant of Restricted Stock and shall contain such other terms and conditions not inconsistent with the provisions of this Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.
The form of such Restricted Stock Purchase Agreement may vary among Participants.

     9.   No Right to Employment.
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     No persons shall have any claim or right to be granted an Option or
Restricted Stock, and the grant of an Option or Restricted Stock shall not be construed as giving an optionee the right to continued employment. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as specifically provided in the applicable Option or Restricted Stock Purchase Agreement.

     10.  No Rights as a Shareholder.
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     Subject to the provisions of the applicable Option or Restricted Stock
Purchase Agreement, no optionee or any person claiming through an optionee shall have any rights as a shareholder with respect to any shares of Stock to be distributed under the Plan until he or she becomes the holder thereof.

     11.  Amendment or Termination.
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     The Board may amend or terminate the Plan at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirement for exemptive relief under Section 16(b) of the Securities Exchange Act of 1934, or any successor provision.

     12.  Stockholder Approval.
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     The Plan is subject to approval by the stockholders of the Company by the affirmative vote of the holders of a majority of the shares of capital stock of the Company entitled to vote thereon and present or represented at a meeting duly held in accordance with the laws of the State of Delaware, or by any other action that would be given the same effect under the laws of such jurisdiction, which action in either case shall be taken within twelve (12) months from the date the Plan was adopted by the Board. In the event such approval is not obtained, all Options granted under the Plan shall be void and without effect.

     13.  Governing Law.
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     The provisions of the Plan shall be governed by and interpreted in accordance with the laws of Delaware.

     Adopted by the Board of Directors in February 1994, and approved by the stockholders in February 1994.

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                 Amendments to Sequenom, Inc. 1994 Stock Plan
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April 26, 1995:
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         RESOLVED:  That the Corporation's 1994 Stock Plan (the "Plan") be, and
                    it hereby is, amended by deleting the first sentence of
                    Section 2(a) thereof in its entirety and replacing such sentence with the following sentence: "The aggregate number of shares of stock of the Company which may be issued pursuant to the Options or Restricted Stock granted under the Plan is 700,000 shares."

September 6, 1996:
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         RESOLVED:  That the Corporation's 1994 Stock Plan (the "Plan") be, and
                    it hereby is, amended by deleting the first sentence of
                    Section 2(a) thereof in its entirety and replacing such sentence with the following sentence:

                    "The aggregate number of shares of stock of the Company which may be issued pursuant to Options or Restricted Stock granted under the Plan is 1,000,000 shares."

April 14.1997:
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         RESOLVED:  That the Corporation's 1994 Stock Plan (the "PlaN") be
                    amended by deleting the first sentence of Section 2(a) thereof in its entirety and replacing such sentence with the following sentence, such amendment to be effective only if it is approved by the stockholders of the Corporation:

                    "The aggregate number of shares of stock of the Company which may be issued pursuant to Options or Restricted Stock granted under the Plan is 1,200,000 shares."